UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On May 3, 2013, Eagle Rock Energy Partners, L.P. (the “Partnership”) filed a prospectus supplement (the “Prospectus Supplement”) to the prospectus dated April 5, 2013 relating to the issuance and sale from time to time of common units representing limited partner interests in the Partnership (the “Units”) through the sales agents, UBS Securities LLC and Knight Capital Americas LLC, pursuant to the terms of two separate equity distribution agreements each dated May 30, 2012 (the “EDAs”) between the Partnership and such sales agents.  The Units will be issued pursuant to the Partnership’s existing effective shelf registration statement on Form S-3 (No. 333-187553).  The EDAs were previously filed as exhibits to a Current Report on Form 8-K that the Partnership filed with the Securities and Exchange Commission on May 30, 2012.  The Prospectus Supplement replaces a previous prospectus supplement filed on May 30, 2012 under the Partnership’s Registration Statement on Form S-3 (No. 333-163554).

Legal opinions relating to the Units are filed herewith as Exhibits 5.1 and 8.1.

Item 9.01                                         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 3, 2013	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.